[FNB Corporation Letterhead]





March 31, 2004



Dear Fellow Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Shareholders of FNB Corporation. The meeting will be held at 2:00 p.m. on Tuesday, May 11, 2004 at Custom Catering, Inc., located at 902 Patrick Henry Drive, Blacksburg, Virginia, with a reception following the business meeting. I encourage you to take this opportunity to visit with your fellow shareholders.

As described in the enclosed materials, we will take action at the meeting to elect directors and ratify the appointment of Brown Edwards & Company, L.L.P. as independent auditor for 2004. During the meeting, we will also report to you on the condition and performance of FNB Corporation and its subsidiaries, and you will have an opportunity to inquire about matters of interest to all shareholders.

Please sign, date, and return the enclosed proxy card by Friday, April 30. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. If you decide to attend the Annual Meeting in person-and we hope you will be able to-you can revoke your proxy any time before it is voted. For your convenience, a map to the meeting site is printed on the back of the proxy statement.

I look forward to seeing you at the meeting, and thank you for your continued support.

Sincerely,


s/William P. Heath, Jr.
William P. Heath, Jr.
President and Chief Executive Officer

                                FNB Corporation
                                105 Arbor Drive
                        Christiansburg, Virginia 24073



                 NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS


                          To Be Held May 11, 2004


The 2004 Annual Meeting of Shareholders of FNB Corporation will be held at Custom Catering, Inc. located at 902 Patrick Henry Drive, Blacksburg, Virginia, at 2:00 p.m. on Tuesday, May 11, 2004 for the following purposes:

1. To elect two Class I directors to serve until the 2006 Annual Meeting of Shareholders, four Class II directors to serve until the 2007 Annual Meeting of Shareholders, and one Class III director to serve until the 2005 Annual Meeting of Shareholders;

2. To ratify the appointment of Brown Edwards & Company, L.L.P. as FNB Corporation's independent auditor for the year ending December 31, 2004; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 15, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,


s/Christine L. Lewis
Christine L. Lewis
Secretary

March 31, 2004





                                 IMPORTANT NOTICE


Please complete, sign, date, and return the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are voted at the meeting. If you attend the meeting in person, you may withdraw your proxy and vote in person.

                                 FNB Corporation
                                 105 Arbor Drive
                          Christiansburg, Virginia 24073



                                PROXY STATEMENT


                      2004 Annual Meeting of Shareholders
                          To Be Held on May 11, 2004


                              GENERAL INFORMATION


The accompanying proxy is solicited by and on behalf of the Board of Directors (the "Board") of FNB Corporation (the "Corporation") in connection with the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held at Custom Catering, Inc., 902 Patrick Henry Drive, Blacksburg, Virginia, at 2:00 p.m. on Tuesday, May 11, 2004. The approximate mailing date of this proxy statement and accompanying proxy card is March 31, 2004.


Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it at any time before the proxy is exercised, by filing a written notice with the Secretary of the Corporation at the above address, or by submitting a proxy bearing a later date. Shareholders also may revoke their proxies by attending the Annual Meeting and requesting to vote in person. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposal for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to a proposal, the proxy will be voted FOR the director nominees named in proposal 1 and FOR ratification of the appointment of Brown Edwards & Company, L.L.P. in proposal 2, as set forth in the accompanying notice and further described herein.


Voting Rights of Shareholders

Only those shareholders of record at the close of business on March 15, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on the record date, 7,259,957 shares of the Corporation's common stock were outstanding and entitled to vote at the Annual Meeting. The Corporation has no other class of stock outstanding.

A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Shareholders of the Corporation do not have cumulative voting rights. Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Approval of any other matter requires an affirmative vote of a majority of the shares cast on the matter. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and, therefore, have no effect.


Solicitation of Proxies

The Corporation will pay all costs for this proxy solicitation. Proxies are being solicited by mail, and also may be solicited by directors, officers, and employees of the Corporation in person, by telephone, or by mail. Officers, directors, and employees of the Corporation will not receive special compensation for their solicitation activities. The Corporation will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in sending these proxy materials to the beneficial owners of the Corporation's common stock for which they are record holders.


Security Ownership of Certain Beneficial Owners and Management

The following table shows, as of March 3, 2004, the beneficial ownership of the Corporation's common stock of each director, director nominee, director consultant, and executive officer named in the summary compensation table; and of all directors, director nominees, director consultants, and executive officers of the Corporation as a group. The Corporation knows of no person or group that beneficially owned more than 5 percent of the outstanding shares of the Corporation's common stock as of March 3, 2004.

                     Amount and Nature of Beneficial Ownership
                                             Exercisable            Percent of
Name                      Shares (1) (2)     Options (3)            Class
Hugh H. Bond                20,969               --                      *
Kendall O. Clay             23,592             4,938                     *
Dr. Douglas Covington        2,121             4,938                     *
Beverley E. Dalton             693               300                     *
Daniel D. Hamrick            9,071             4,938                     *
William P. Heath, Jr.        1,000               --                      *
F. Courtney Hoge             8,372             7,598                     *
Walter A. Hunt (4)          56,307               300                     *
Steven D. Irvin              7,825             4,540                     *

Harold K. Neal              58,194               --                      *
Clark Owen, Jr.             26,371               --                      *
B.L. Rakes (4)              15,167            29,056                     *
Peter A. Seitz              11,573               --                      *
Raymond D. Smoot, Jr.        4,314             4,125                     *
Charles W. Steger            1,806             2,155                     *
Carl E. Tarpley, Jr.        17,093               --                      *
Samuel H. Tollison         155,405               --                   2.1%
Litz H. Van Dyke            12,236             4,108                     *
Jon T. Wyatt                31,217             2,155                     *
All Directors, Nominees
and Executive Officers
as a group (23 persons)
       (5)                 478,950            71,113                  7.6%

* Less than one percent of the Corporation's total outstanding common stock.

(1) Includes shares that may be deemed beneficially owned due to joint ownership, voting power, or investment power, including shares owned by or held for the benefit of an individual's spouse or another immediate family member residing in the individual's household, which may be deemed beneficially owned.
(2) Does not include any shares that will be allocated to employees pursuant to the Employee Stock Ownership Plan allocation for 2003.
(3) Includes options that will become exercisable within 60 days of March 3, 2004.
(4)   Director consultants.
(5) Includes shares held by Daniel A. Becker, SVP/CFO; Duane E. Mink, SVP/General Counsel; R. Bruce Munro, SVP/Chief Risk Officer; and Woody
      B. Nester, SVP/Chief Systems Officer.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and any 10 percent beneficial owners of the Corporation's common stock to file reports concerning their ownership of and transactions in the Corporation's common stock. Based on a review of the reports of changes in beneficial ownership of common stock and written representations made to the Corporation, the Corporation believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 2003, except as follows: Mr. Owen filed a Form 5 on January 8, 2004 to report additional shares held in his 401(k) account that, due to an error by the plan administrator, were omitted from his initial beneficial ownership report on Form 3, which was otherwise timely filed on March 5, 2002; and Mr. Bond filed a Form 5 on January 2, 2004 to report 9,948 shares that were inadvertently omitted from his Form 3 which was otherwise timely filed on September 5, 2003.

                                 PROPOSAL ONE:
                              ELECTION OF DIRECTORS


Election of Directors. The Board of Directors is divided into three classes (I, II, and III), with one class being elected every year for a term of three years. The Board currently consists of fourteen directors. There are also two director consultants who do not vote or serve on any committees.

In May 2003, after he was named President and Chief Executive Officer of the Corporation, the Board appointed William P. Heath, Jr. to serve as a Class I director from June 2, 2003 until the 2004 Annual Meeting of Shareholders. In August 2003, pursuant to the merger with Bedford Bancshares, Inc., the Board appointed Hugh H. Bond and Harold K. Neal as Class I and II directors, respectively, to serve until the 2004 Annual Meeting and, at that time, to be recommended for reelection to the classes to which they were appointed. In February 2004, the Board appointed Raymond D. Smoot, Jr. to serve as a Class III director until the 2004 Annual Meeting.

Hugh H. Bond and William P. Heath, Jr. have been nominated for election as Class I directors to serve until the 2006 Annual Meeting and until their successors are duly elected and qualified. Kendall O. Clay, Harold K. Neal, Charles W. Steger, and Jon T. Wyatt currently serve as Class II directors and have been nominated for election as Class II directors to serve until the 2007 Annual Meeting and until their successors are duly elected and qualified. Raymond D. Smoot, Jr. has been nominated for election as a Class III director to serve until the 2005 Annual Meeting and until his successor is duly elected and qualified. At the 2004 Annual Meeting, Dr. Hunt will have completed his tenure as a director consultant.

Certain information is set forth below concerning the seven nominees for election at the 2004 Annual Meeting, as well as certain information about the other Class I and III directors who will continue in office until the 2006 and 2005 Annual Meetings, respectively.

The Board of Directors proposes that the nominees listed below be elected as directors of the Corporation:

          Director Nominees to be Elected at the 2004 Annual Meeting


                             Director    Principal Occupation During Past
Name (Age)                   Since       Five Years

      Class I (To Serve Until the 2006 Annual Meeting of Shareholders)

Hugh H. Bond (72)             2003       Associate Real Estate Broker, Scott
                                         & Bond, Inc., Bedford, Virginia

William P. Heath, Jr. (59)    2003       President and Chief Executive
                                         Officer, FNB Corporation, since
                                         June 2003; President and Chief
                                         Operating Officer, Harbor Bank,
                                         Newport News, Virginia, from March
                                         2001 to June 2003; President and
                                         Chief Executive Officer, Virginia
                                         Financial Corporation and Planters
                                         Bank and Trust Company of Virginia,
                                         Staunton, Virginia, prior to March
                                         2001

      Class II (To Serve Until the 2007 Annual Meeting of Shareholders)

Kendall O. Clay (61)          1996       Attorney, Kendall O. Clay, P.C.,
                                         Radford, Virginia

Harold K. Neal (66)           2003       Retired; formerly President and
                                         Chief Executive Officer of Bedford
                                         Bancshares, Inc. and Bedford Federal
                                         Savings Bank, Bedford, Virginia

Charles W. Steger (56)        2000       President, Virginia Polytechnic
                                         Institute and State University,
                                         Blacksburg, Virginia ("VPI-SU");
                                         formerly Vice President, VPI-SU

Jon T. Wyatt (63)             2000       President, Sign Systems, Inc.,
                                         Radford, Virginia


      Class III (To Serve Until the 2005 Annual Meeting of Shareholders)

Raymond D. Smoot, Jr. (57)    2004       Chief Operating Officer, Virginia
                                         Tech Foundation, Inc., Blacksburg,
                                         Virginia; formerly Vice President
                                         for Administration and Treasurer,
                                         VPI-SU


                        Directors Continuing in Office


                             Director    Principal Occupation During Past
Name (Age)                   Since       Five Years

      Class III (Serving Until the 2005 Annual Meeting of Shareholders)

Dr. Douglas Covington (69)    1999       President, Radford University,
                                         Radford, Virginia

F. Courtney Hoge (63)         2001       Insurance and Financial Planning,
                                         New York Life, Roanoke, Virginia

Clark Owen, Jr. (61)          2002       President and Chief Executive
                                         Officer, FNB Salem Bank & Trust;
                                         formerly President and Chief
                                         Executive Officer, Salem Community
                                         Bankshares, Salem, Virginia
Carl E. Tarpley, Jr. (62)     2002       Executive Vice President, FNB
                                         Salem Bank & Trust; formerly
                                         Executive Vice President, Salem
                                         Community Bankshares, Salem,
                                         Virginia


   Class I Directors (Serving Until the 2006 Annual Meeting of Shareholders)

Beverley E. Dalton (55)       2002       Owner, English Construction Company,
                                         Altavista, Virginia

Daniel D. Hamrick (57)        1996       Attorney, Daniel D. Hamrick, P.C.,
                                         Christiansburg, Virginia

Steven D. Irvin (45)          2000       Sales Director, Bankers Insurance,
                                         Wytheville, Virginia; formerly Vice
                                         President, Blue Ridge Insurance,
                                         Wytheville, Virginia


The Board has determined that a majority of its members satisfy the independence requirements of the new listing standards of the NASDAQ Stock Market. The independent members of the Board are Hugh H. Bond, Kendall O. Clay, Douglas Covington, Beverley E. Dalton, Daniel D. Hamrick, F. Courtney Hoge, Steven D. Irvin, Raymond D. Smoot, Jr., Charles W. Steger, and Jon T. Wyatt.

There are no family relationships among any of the Corporation's directors or executive officers, and none of the directors serves as a director of any other company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934.

The Board of Directors recommends that you vote "FOR" the election of the director nominees listed.


                 BOARD OF DIRECTORS AND EXECUTIVE OFFICERS


Board of Directors and Committees of the Board

The Board of Directors of the Corporation held twelve meetings during 2003. Every director attended at least 75 percent of the meetings of the Board and committees on which he or she served during the year.

During 2003, the Board modified its committee structure in view of recent regulatory changes. The Corporation currently has standing Executive, Corporate Development, Director School, and Audit Committees, but does not have nominating or compensation committees.

The Executive Committee met four times in 2003. The members of the committee are Directors Hamrick (Chair), Covington, Neal, Owen, Steger, and Wyatt. The Executive Committee is authorized, between meetings of the Board of Directors, to exercise the authority of the Board to the extent not prohibited by law, regulation, Corporation policy, or resolution of the Board.

The Corporate Development Committee met four times in 2003. The members of the committee are Directors Irvin (Chair), Dalton, Hamrick, Neal, Owen, Tarpley, and Wyatt. Principally, the Corporate Development Committee evaluates expansion opportunities and oversees organizational development.

The Director School Committee met four times in 2003. The members of the committee are Directors Dalton (Chair), Bond, Hoge, Irvin, and Tarpley. The Director School Committee plans and conducts director orientation and education programs for the Corporation's Board, and provides appropriate support for subsidiary bank boards. It also oversees the Corporation's management and executive management development programs.

Audit Committee. Current members of the Audit Committee are Directors Hoge (Chair), Bond, Covington, Smoot, and Steger. The Board of Directors has determined that all of the members of the Audit Committee satisfy the independence and financial literacy requirements for audit committee members under the listing standards of the NASDAQ Stock Market and applicable SEC regulations. The Board of Directors has further determined that Dr. Smoot qualifies as an "audit committee financial expert" within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities for the Corporation's accounting and financial reporting processes and audits of the financial statements of the Corporation. The purpose of the committee is to monitor (1) the integrity of the Corporation's financial statements, (2) the independence and qualifications of its external auditor, (3) the Corporation's compliance with legal and regulatory requirements, (4) the performance of the Corporation's internal audit function, (5) the performance of the Corporation's external auditor, and (6) the Corporation's system of internal controls. During 2003, the Audit Committee met five times.

The Chairman of the Board of Directors and President and Chief Executive Officer, by virtue of their offices, may serve as voting members of all committees, except that the President and Chief Executive Officer may not serve as an Audit Committee member or vote on director nomination or executive officer compensation matters.

Nominations. The Board of Directors does not currently have a standing nominating committee; however, a majority of the independent directors on the Board functions in the capacity of a nominating committee as permitted by NASDAQ rules.

Formal director nominating procedures were adopted January 29, 2004 to ensure that the Board of Directors continues to be comprised of qualified directors, a majority of whom are independent in accordance with NASDAQ rules. To that end, the procedures establish the following general guidelines for assessing the qualifications of candidates:

     At all times, a majority of the directors must be independent. In selecting candidates, the independent directors will consider the goal of having more than a majority of the Board consist of independent directors. In assessing independence, consideration will be given to the requirements of the NASDAQ Stock Market rules and such other factors as they deem advisable.

     All directors should have business experience that makes them qualified to serve as a director of the Corporation. To this end, a majority of the directors should be active or retired senior executives (or the equivalent) of other companies, educational institutions, governmental agencies, service providers, or non-profit organizations. A director may not be a director or employee of, or a consultant to, any competitor of the Corporation (i.e., a bank or other institution that provides financial services within the same geographic area as does the Corporation).

     In considering candidates, the independent directors must consider the candidates' other obligations and time commitments and their ability to attend meetings in person.

     To avoid potential conflicts of interest, interlocking directorships will not be allowed. Interlocking directorships are deemed to occur if a senior executive officer of the Corporation serves on the board or as a trustee of a company or institution that employs one or more Corporation directors (i.e., reciprocal directorships).

     All individuals recommended for appointment to the Board must also meet the eligibility requirements specified in the Corporation's Bylaws.

The independent directors will consider valid shareholder nominations for directors made in writing. In order to be considered for the next election of directors at the 2005 Annual Meeting, shareholder nominations must be received by the Secretary, at the Corporation's principal office in Christiansburg, Virginia, on or before December 1, 2004.

In order to be valid, a shareholder nomination must set forth (1) the name and address, as they appear on the Corporation's books, of the shareholder nominating the candidate; (2) the number of shares of the Corporation's stock beneficially owned by the shareholder; (3) the name, age, business address, and residence address of the nominee; (4) the principal occupation or employment of the nominee; (5) the number of shares of the Corporation's stock beneficially owned by the nominee, if any; (6) a description of all arrangements or understandings between the shareholder and the nominee and any other persons pursuant to which the shareholder is making the nomination; and
(7) any other information required to be disclosed in solicitations of proxies for election of directors, or information otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, relating to any person that the shareholder proposes to nominate for election or reelection as a director, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

Compensation. The Board does not currently have a standing compensation committee; however, as of the date of this proxy statement, the compensation of the Chief Executive Officer and other executive officers is determined by the non-employee directors who are independent under the listing standards of the NASDAQ Stock Market, as permitted by NASDAQ rules.


Director Compensation

Non-employee directors of the Corporation, including director consultants, generally receive monthly cash compensation of $1,000 for their service to the Board. Mr. Clay and Drs. Smoot and Hunt receive additional monthly cash compensation in the amount of $500, $500, and $250, respectively, in consideration of their added responsibility as Chairmen of the Boards of FNB Corporation (Clay), First National Bank (Smoot), and FNB Salem Bank & Trust
(Hunt).

On May 13, 2003, each non-employee director received an automatic annual award of options to purchase 1,200 shares of the Corporation's stock. Each non-employee director also received an automatic award of 223 shares of the Corporation's stock for service from May 2003 until the 2004 Annual Meeting, prorated according to the month of appointment to the Board. In addition, all non-employee directors serving on May 6, 2003 received a discretionary award of 205 shares.

Directors of FNB Corporation who retire after ten years or more of service are paid $500 per month for a period of five years following retirement. For directors of the Corporation with fewer than ten years but at least five years of service, the payment is prorated on an annual basis at a rate of 10 percent per year, beginning at five years and 50 percent of the $500 amount or $250 per month.


Director Attendance at Annual Meetings of Shareholders

The Corporation has not adopted a formal policy on Board member attendance at its Annual Meetings of Shareholders, although all Board members are encouraged to attend and, historically, most have done so. All Board members attended the Corporation's 2003 Annual Meeting of Shareholders.


Shareholder Communication with the Board of Directors

Shareholders may contact one of more members of the Board of Directors by writing to the Corporate Secretary of FNB Corporation, P.O. Box 600, Christiansburg VA 24068-0600.

Interest of Directors and Executive Officers in Certain Transactions

Directors and executive officers of the Corporation (and its subsidiaries), and persons with whom they are associated, have had and expect to have in the future banking transactions with the Corporation's subsidiary banks in the ordinary course of their businesses. In the opinion of management of the Corporation, all such loans and commitments for loans (1) were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with other persons; (2) were made in the ordinary course of business; and (3) do not involve more than a normal risk of collection or present unfavorable features.

See "Compensation Committee Interlocks and Insider Participation" for information regarding Mr. Hamrick's relationship with the Corporation.


Non-Director Executive Officers of the Corporation

Name(Age)                  Principal Occupation During Past Five Years

Samuel H. Tollison (71)    President and Chief Executive Officer from
                           December 2002 through May 2003; Chairman,
                           President and Chief Executive Officer prior to
                           May 1999

Litz H. Van Dyke (40)      Executive Vice President and Chief Operating
                           Officer since January 2003; Executive Vice
                           President of the Corporation and First National
                           Bank from February 1999 to December 2002;
                           President and Chief Executive Officer of First
                           National Bank since December 2002; Senior Vice
                           President/Commercial Loans of First National Bank prior to February 1999

Daniel A. Becker (61)      Senior Vice President and Chief Financial Officer
                           since February 1999; Vice President/Financial
                           Analyst for First National Bank prior to February
                           1999

Duane E. Mink (71)         Senior Vice President and General Counsel since
                           August 2003; General Counsel to the Board of
                           Directors from May 2003 to August 2003; Judge of the Circuit Court for the 27th Judicial Circuit for the Commonwealth of Virginia prior to May 2003

R. Bruce Munro (66)        Senior Vice President and Chief Risk Officer since
                           January 2004; Senior Vice President and Chief
                           Credit Administration Officer of First National
                           Bank prior to January 2004

Woody B. Nester (59)       Senior Vice President and Chief Systems Officer
                           since January 2004; Senior Vice President and
                           Cashier of First National Bank prior to
                           January 2004

                           EXECUTIVE COMPENSATION


The following table shows the cash and certain other compensation paid in 2003, 2002, and 2001 to the Corporation's Chief Executive Officer ("CEO") and those executive officers of the Corporation whose salary and bonus exceeded $100,000 for the year ended December 31, 2003.


               Summary Compensation Table

                             Annual Compensation(5)
Name and Principal                  Salary        Bonus
Position                 Year         ($)         ($)(4)
Samuel H. Tollison       2003       100,000(3)       --
President and CEO        2002       100,000(3)       --
of FNB Corporation
(1)

William P. Heath, Jr.    2003       144,666       39,138
President and CEO
of FNB Corporation
(2)

Litz H. Van Dyke         2003       158,000       11,413
Executive Vice           2002       125,000       16,516
President and            2001       110,756           --
Chief Operating
Officer of FNB
Corporation

Peter A. Seitz           2003       118,521       11,275
Executive Vice           2002       123,000       16,480
President and            2001       108,460           --
Chief Administrative
Officer of FNB
Corporation

                         Summary Compensation Table (Continued)

                                      Long Term Compensation
                                       Awards            Payouts
                              Restricted    Securities
                              Stock         Underlying            All Other
Name and Principal            Award(s)      Options/     LTIP     Compensation
Position              Year    ($)(6)        SARs(#)      Payouts  ($)(7)
Samuel H. Tollison     2003           --            --        --          --
President and CEO      2002           --            --        --          --
of FNB Corporation
(1)

William P. Heath, Jr.  2003           --         7,500        --      16,435
President and CEO
of FNB Corporation
(2)

Litz H. Van Dyke       2003           --            --        --       4,956
Executive Vice         2002           --         4,240        --      13,573
President and          2001           --            --        --      12,556
Chief Operating
Officer of FNB
Corporation

Peter A. Seitz         2003           --            --        --      43,395
Executive Vice         2002           --         4,240        --      12,706
President and          2001           --            --        --      11,543
Chief Administrative
Officer of FNB
Corporation

(1) Became President and Chief Executive Officer on December 19, 2002; resumed retirement on June 2, 2003.
(2)   Became President and Chief Executive Officer on June 2, 2003.
(3) All compensation paid by the Corporation to Mr. Tollison for his 2002 and 2003 service to the Corporation was pursuant to the consulting agreement Mr. Tollison entered into with the Corporation in January 1999. In recognition of his service as interim President and Chief Executive Officer, the Board of Directors extended Mr. Tollison's consulting agreement for an additional period of two years.
(4) Bonus consideration consists of cash payouts to Messrs. Heath, Van Dyke, and Seitz from participation in Corporation-wide bonus program(s); and discretionary bonuses paid to Mr. Heath for 2003 performance, and to Messrs. Van Dyke and Seitz for 2002 performance. 2003 bonus consideration for Mr. Heath also included a signing bonus consisting of an award of 200 unrestricted shares of FNB Corporation stock valued at $5,087, based on the market price on the date of the award, June 26, 2003.

(5) While some of the named executive officers received certain personal benefits in the years shown, the value of these benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus.
(6) At December 31, 2003, Mr. Van Dyke held 1,000 shares of restricted stock with an aggregate value of $29,700. The restrictions on Mr. Seitz' remaining 1,000 shares of restricted stock were removed by action of the Incentive Stock Plan Committee, and he was awarded those 1,000 shares as per the Separation Agreement dated October 10, 2003.
(7) ESOP compensation data for 2003 is not yet available. All other compensation in 2003 for Mr. Heath consisted of a matching 3 percent contribution on Mr. Heath's behalf of $4,935 to the Corporation's 401(k) plan, and an $11,500 reimbursement of relocation and temporary housing expenses. All other compensation in 2003 for Mr. Van Dyke consisted of a matching 3 percent contribution on Mr. Van Dyke's behalf of $4,956 to the Corporation's 401(k) plan. All other compensation in 2003 for Mr. Seitz consisted of a matching 3 percent contribution on Mr. Seitz' behalf of $3,897 to the Corporation's 401(k) plan, and continuation of Mr. Seitz' salary for 90 days following his resignation, which amounted to $39,498. Amounts reflected for other compensation for Messrs. Van Dyke and Seitz for 2002 and 2001 include contributions for their benefit to the Corporation's ESOP. Amounts reflected for 2002 have been adjusted to actual from the estimates used in the 2003 Proxy.


                 Stock Option Grants in the Last Fiscal Year

                 Number of   % of Total
                 Securities  Options
                 Underlying  Granted to    Exercise              Grant Date
                 Options     Employees in  Price     Expiration  Present Value
Name             Granted(#)  Fiscal Year   ($/Sh)    Date        ($) (1)
Samuel H.
  Tollison          --          --             --          --        --
William P.
   Heath, Jr.    7,500         100        $25.435     6/25/13    43,159
Litz H.
  Van Dyke          --          --             --          --        --
Peter A.
  Seitz             --          --             --          --        --

(1)  Present value determined using the Black-Scholes valuation model.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                           Number of
                                           Securities         Value of
                                           Underlying         Unexercised
                 Shares                    Unexercised        In-the-Money
                 Acquired                  Options at         Options at
                 On           Value        12/31/03 (#)       12/31/03 ($)
                 Exercise     Realized     Exercisable/       Exercisable/
Name             (#)          ($)          Unexercisable      Unexercisable
Samuel H.
  Tollison          --          --            --/--               --/--
William P.
   Heath, Jr.       --          --            --/7,500            --/31,988
Litz H.
  Van Dyke          --          --         3,048/3,842        41,184/48,615
Peter A.
  Seitz             --          --         3,048/3,842        41,184/48,615

Report on Executive Compensation

The principal components of compensation for the Corporation's executive officers include annual compensation, consisting of salary and bonus awards, and long-term compensation, consisting of stock option awards and other equity-based compensation.

In 2003, Mr. Tollison continued to receive compensation under a prior consulting, noncompetition, and put option agreement, effective January 1, 1999 through December 31, 2003. By the terms of the five-year agreement, which expired as of December 31, 2003 and was replaced by a substantially similar agreement effective for 2004 and 2005, Mr. Tollison will continue to provide consulting services to the Corporation and its affiliates and will refrain from assisting any company in competition with the Corporation or its affiliates.

In June 2003, the Board established a compensation package for Mr. Heath which included incentives for the standards of performance described below. The package was established in accordance with Mr. Heath's prior experience and the compensation paid to persons in comparable positions within the industry, with due consideration given to the compensation paid to other Corporation executives, including the former President and Chief Executive Officer. The package is also consistent with the Board's belief that equity-based incentive awards promote the long-term growth of the Corporation.

As part of his compensation package, Mr. Heath is entitled to receive 1,000 unrestricted shares of the Corporation's common stock. In June 2003, Mr. Heath received 200 shares; and in January 2004 he received the remaining 800 shares. Additionally, in June 2003, as part of his compensation package, Mr. Heath received 7,500 options to purchase shares of the Corporation's common stock. The options (1) were granted at an exercise price equal to the fair market value of the common stock on the date of grant, (2) vest in four annual installments starting one year after the date of grant, and (3) expire ten years from the date of grant. As in this case, all discretionary long-term incentive awards to executive officers of the Corporation and its subsidiaries under the Corporation's 2000 Stock Incentive Plan are approved by the independent directors of the Board.

Pursuant to his employment agreement, future adjustments to Mr. Heath's salary will be determined based on a number of factors, including the financial performance of the Corporation, his individual performance as President and Chief Executive Officer, and the compensation paid to persons in comparable positions within the industry. In particular, reports on executive compensation of peer companies prepared by the Virginia Bankers Association, SNL Securities, and Sheshunoff Information Services will be considered. The Corporation's return on equity (ROE), return on assets (ROA), and overall performance, as well as affiliate bank loan and deposit growth, credit quality, and safe and sound operation, will also be factors. As part of the evaluation of the President and Chief Executive Officer's individual performance, the Board will consider the progress of the Corporation toward meeting its strategic objectives; the Corporation's ability to attract, maintain, and develop executive talent for management succession; and other appropriate indicators of effective leadership.

In 2003, the Board established the base salaries for Messrs. Van Dyke and Seitz based on the financial performance of the Corporation, the performance of the individual officer during the prior year, and the compensation paid to persons in comparable positions within the industry as disclosed in the report on executive compensation prepared by the Virginia Bankers Association. For 2004, the independent directors of the Board established the compensation for current executive officers of the Corporation, including Messrs. Litz Van Dyke, Dan Becker, Duane Mink, Bruce Munro, and Woody Nester, based on similar criteria.

The following directors participated in discussions regarding the compensation of executive officers other than the Chief Executive Officer: Kendall O. Clay, Douglas Covington, Beverley E. Dalton, Daniel D. Hamrick, William P. Heath, Jr., F. Courtney Hoge, Steven D. Irvin, Charles W. Steger, and Jon T. Wyatt; however, Mr. Heath abstained from the vote by the others listed to approve said compensation.


Compensation Interlocks and Insider Participation

Daniel D. Hamrick, a Class I director, is the sole member of the law firm of Daniel D. Hamrick, P.C. The Corporation engaged Mr. Hamrick's law firm to perform legal services for the Corporation and its subsidiaries during 2003 and expects to continue this engagement during 2004.


Employment Agreements

Samuel H. Tollison served as President and Chief Executive Officer of the Corporation from December 19, 2002 until June 2, 2003. Mr. Tollison previously served as President and Chief Executive Officer of the Corporation until his retirement on December 31, 1998. As part of Mr. Tollison's retirement, the Corporation and Mr. Tollison mutually agreed to terminate his employment agreement and replace it with a consulting, noncompetition, and put option agreement, effective January 1, 1999 through December 31, 2003. By the terms of the five-year agreement, which expired as of December 31, 2003 and was replaced by a substantially similar agreement effective for 2004 and 2005, Mr. Tollison will provide consulting services to the Corporation and its affiliates and will refrain from assisting any company in competition with the Corporation or its affiliates. In the event he desires to sell at any one time more than 1,000 shares of the Corporation's stock, he will offer the Corporation the opportunity to repurchase such shares at the current market price. Should the Corporation subsequently complete an affiliation transaction (as defined in the agreement), the Corporation will reimburse Mr. Tollison for the excess in price paid by the affiliating organization(s) to shareholders of the Corporation above the price paid by the Corporation to Mr. Tollison for the shares repurchased within one year before the affiliation announcement. The Corporation may terminate the agreement if Mr. Tollison fails to abide by the agreement, a bank regulator disqualifies him from service, or he is found guilty of a crime of moral turpitude. Further, the agreement will terminate immediately upon Mr. Tollison's death or upon mutual agreement. During the active term of the agreement, Mr. Tollison will annually receive a total sum of $100,000 for his consulting services and for his agreement not to compete. This agreement continues to govern Mr. Tollison's compensation from the Corporation, as it did during his tenure as interim President and Chief Executive Officer of the Corporation from December 19, 2002 through June 1, 2003.

In June 2003, the Corporation entered into an employment agreement with Mr. Heath. The agreement provides for employment as President and CEO of the Corporation until December 31, 2004. Thereafter, Mr. Heath's employment will be automatically renewed each year for additional two-year employment terms unless either party, by written notice no later than 180 days prior to the expiration of an employment term, elects not to renew. Mr. Heath's salary and benefits are subject to adjustment by the Board from time to time, in accordance with the agreement.

Mr. Heath's employment agreement also provides for certain severance benefits in the event of a "change of control" of the Corporation followed by termination of his employment. In such event, Mr. Heath is entitled to receive the equivalent of two times the base salary he is receiving at the time of termination of employment, in accordance with applicable provisions of the agreement.

The Corporation and First National Bank ("the Bank") entered into an employment agreement with Mr. Van Dyke during 1999, which was amended in 2002. Mr. Van Dyke's 2002 agreement provides for Mr. Van Dyke to serve as an executive officer of the Bank for a period of three years, with an automatic yearly renewal each year until he retires or there is a change in control of the Corporation. The Corporation entered into an employment agreement with Mr. Seitz during 1999, which was also amended in 2002. Mr. Seitz' 2002 agreement provided for Mr. Seitz to serve as an executive officer of the Corporation for a period of 36 months, with an automatic monthly renewal each month for up to an additional 36 months, until he retired or there was a change in control of the Corporation.

Under their 2002 agreements, Mr. Van Dyke and Mr. Seitz would each be entitled to continue receiving his salary and benefits for the term of his agreement upon a termination of employment by the Corporation without cause (as defined in the agreement) prior to a change in control. The 2002 agreements also provided that, upon a change in control of the Corporation, Mr. Van Dyke and Mr. Seitz would each be entitled to a lump-sum payment equivalent to his annual salary immediately prior to the change in control. In addition, the agreements provided for certain severance benefits in the event of a termination of employment within 36 months after the change in control. In such event, whether terminated by Mr. Van Dyke or Mr. Seitz, as the case may be, or by the Corporation without cause, each would be entitled to continue to receive his salary and benefits at the same level as on the date of termination for a minimum of 36 additional months. Should Mr. Van Dyke or Mr. Seitz accept employment with a banking institution located within 50 miles of the nearest location of an office of the Corporation or an affiliate within one year after a termination of the 2002 agreement, however, all salary and benefits to be received by each under the 2002 agreement would be reduced by the value of those salary and benefits received from the new employer.

Peter A. Seitz served as Executive Vice President and Chief Administrative Officer of the Corporation from January 2003 until October 11, 2003 when he resigned those and all other positions and offices with the Corporation and its subsidiaries. In connection with such resignation, the Corporation agreed to continue Mr. Seitz's base salary for ninety days; to pay one-half (not to exceed 3 percent) of any real estate commission incurred by Mr. Seitz in selling his Christiansburg home; to permit Mr. Seitz to exercise his stock options during his ninety-day extended base pay period; to pay any earned Corporation-wide bonus program payout for the quarters ending September 30 and December 31, 2003; to provide continued participation in certain welfare benefit plans until the earlier of January 10, 2004 or the date he is covered by a successor employer's plan; and to vest 1,000 shares of unvested restricted stock previously awarded to him. In addition to the foregoing, Mr. Seitz agreed not to solicit or aid in the solicitation of employees, and not to solicit or aid in the solicitation of customers located within 50 miles of the nearest location of an office of the Corporation or an affiliate through October 10, 2004, and to preserve the confidentiality of the confidential and proprietary information of the Corporation and its subsidiaries. Mr.Seitz' separation agreement superseded and nullified his prior employment agreements.

                               AUDIT MATTERS


Audit Committee Report

The Board has a standing Audit Committee which currently consists of Directors Hoge (Chair), Bond, Covington, Smoot, and Steger. Each of these directors meets the current independence and financial literacy requirements for audit committee membership of the listing standards of the NASDAQ Stock Market. The Audit Committee (except for Dr. Smoot, who was appointed to the Committee after the actions discussed below) has furnished the following report.

While management has the primary responsibility for the financial statements and the reporting process, including the Corporation's system of internal controls, the Audit Committee monitors and reviews the Corporation's financial reporting process on behalf of the Board of Directors. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Committee reviews and reassesses its charter periodically and recommends any changes to the Board for approval. The full text of the Audit Committee Charter is attached to this proxy statement as Appendix A.

The Corporation's independent auditor is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee monitors these processes. The Audit Committee does not complete its monitoring prior to the Corporation's public announcements of financial results, however; and, necessarily, in its oversight role, the Audit Committee relies on the work and assurances of (1) the Corporation's management, which has the primary responsibility for the preparation of financial statements and reports, and (2) the independent auditor who, in its report, expresses an opinion on the conformity of the Corporation's consolidated annual financial statements to generally accepted accounting principles.

In this context, the Audit Committee met and held discussions with management and the Corporation's independent auditor, Brown Edwards & Company, L.L.P., with respect to the Corporation's financial statements for the fiscal year ended December 31, 2003. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditor.

The Audit Committee also discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, including its judgments about the quality, not just the acceptability, of the Corporation's accounting principles and underlying estimates in the Corporation's consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within generally accepted accounting principles for policies and practices related to material terms that have been discussed with management of the Corporation; and other material written communication between the independent auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

In addition, the Audit Committee discussed with the independent auditor the auditor's independence from the Corporation and its management, and the independent auditor provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Audit Committee also discussed with the Corporation's internal and independent auditor the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                         F. Courtney Hoge, Chair
                                         Hugh H. Bond
                                         Douglas Covington
                                         Charles W. Steger


Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Brown Edwards & Company for the audit of the Corporation's annual consolidated financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by Brown Edwards & Company during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

Year Ended December 31,                            2003         2002
Audit Fees                                    $  88,285    $  82,165
Audit Related Fees (1)                           64,133       19,230
Tax Fees (2)                                     25,600       13,776
All Other Fees (3)                               15,608       16,460
Total                                         $ 193,626    $ 131,631

     (1) Includes fees related to the performance of audits and attest services not required by statute or regulations; audits of the Corporation's benefit plans; due diligence related to mergers, acquisitions, and investments; and accounting consultations regarding the application of generally accepted accounting principles to proposed transactions.
     (2) Includes fees for preparation of tax returns, as well as tax compliance, tax advice, and tax planning services.
     (3) Includes fees for Federal Deposit Insurance Incorporation Improvement Act of 1991 procedures, Federal Home Loan Bank collateral verification audits, and forensic accounting assistance.

The Audit Committee has considered the provision by Brown Edwards & Company of the above non-audit services to the Corporation and has determined that the provision of these services by Brown Edwards & Company is compatible with maintaining that firm's independence from the Corporation.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for the appointment, compensation, and oversight of the work performed by the Corporation's independent auditor. The Audit Committee, or a designated member of the committee, must pre-approve all audit (including audit-related) and permitted non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor's independence. The committee has delegated interim pre-approval authority to F. Courtney Hoge, Audit Committee Chair. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.


                                 PROPOSAL TWO:
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR


The Corporation's Audit Committee has appointed the accounting firm of Brown Edwards & Company, L.L.P. as independent auditor for the year ending December 31, 2004. Brown Edwards & Company rendered audit services to the Corporation during 2003. At the Annual Meeting, shareholders will be requested to ratify the appointment by the Audit Committee of Brown, Edwards & Company as independent auditor for the year ending December 31, 2004.

Representatives of Brown Edwards & Company are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they desire to do so.

The Board of Directors recommends that you vote "FOR" ratification of the appointment of Brown Edwards & Company, L.L.P. as independent auditor for the year ending December 31, 2004.


                               PERFORMANCE GRAPH


The following graph compares the yearly cumulative total return of the Corporation's common stock over a five-year period (beginning December 31, 1998 and ending on December 31, 2003) to the returns of the NASDAQ stock index (a broad market index of stocks of similar capitalizations) and to the returns of an Independent Peer Bank Index. The inclusion of the NASDAQ stock index reflects, in the opinion of management, a broad market index that includes more stocks with market capitalizations similar to that of FNB Corporation than the Standard and Poor's 500 stock index. There can be no assurance that the Corporation's stock performance in the future will continue with the same or similar trends depicted in the graph below.




                 [Graph included in proxy sent to shareholders]

                          1998     1999     2000     2001     2002     2003
FNB Corporation            100       93       77       99      127      163
Independent Peer Bank
  Index *                  100       94       89      110      136      176
NASDAQ Index               100      185      112       89       61       92

* The Independent Peer Bank Index is a compilation of the total return to shareholders over the past five years of the following group of 22 independent community banks located in the southeastern states of Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia: Auburn National Bancshares, Inc.; United Security Bancshares, Inc.; TIB Financial Corporation; Seacoast Banking Corporation; Fidelity National Corporation; Southeastern Banking Corporation; Southwest Georgia Financial Corporation; PAB Bankshares, Inc.; Four Oaks Fincorp, Inc.; Bank of Granite Corporation; FNB Financial Services Corporation; First Bancorp; CNB Corporation; Peoples Bancorporation, Inc.; First Pulaski National Corporation; National Bankshares, Inc.; FNB Corporation; American National Bankshares, Inc.; Central Virginia Bankshares, Inc.; Virginia Financial Corporation; C&F Financial Corporation; and First Century Bankshares, Inc.


                SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING


In accordance with the Corporation's bylaws, if any shareholder intends to present a proposal (other than a director nomination) to be considered for inclusion in the Corporation's proxy materials in connection with the 2005 Annual Meeting, the proposal must be in proper form and must be received by the Corporation's Secretary, at the Corporation's principal office in Christiansburg, Virginia, on or before December 1, 2004.

In addition, if a shareholder intends to present a proposal for action at the 2005 Annual Meeting, the shareholder must provide the Corporation with written notice thereof on or before February 15, 2005. The proxy solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Corporation has not received notice of such proposal in writing by February 15, 2005, delivered to the Corporation's Secretary.


                                  OTHER MATTERS


The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above. If any other matters should properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

By Order of the Board of Directors,


s/Christine L. Lewis
Christine L. Lewis
Secretary

Christiansburg, Virginia
March 31, 2004

A copy of the Corporation's Annual Report on Form 10-K, including the financial statements for the year ended December 31, 2003, required to be filed with the Securities and Exchange Commission, will be provided by the Corporation without charge upon written request to Daniel A. Becker, Senior Vice President/CFO, FNB Corporation, P.O. Box 600, Christiansburg, Virginia 24068-0600. You may also obtain a free copy of the Annual Report on Form 10-K by downloading it from our website at www.fnbonline.com under "Investor Relations," "SEC Filings."

                                                              Appendix A


                            FNB CORPORATION
                        AUDIT COMMITTEE CHARTER
                       Approved February 26, 2004


Organization

The title of this Committee shall be the Audit Committee (the "Committee") of the Board of Directors (the "Board") of FNB Corporation (the "Corporation"). The Committee shall be appointed by the Board and shall consist of at least three directors, each of whom meets the independence and financial literacy requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"), as determined by the Board. At least one member shall have accounting or related financial management expertise.
Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

This charter shall govern the operations of the Committee.


Purpose

The Committee shall provide assistance to the Board of Directors in fulfilling the Board's oversight responsibility to the shareholders, the investment community, and others regarding the Corporation's financial reporting process, including supervising the Corporation's relationship with its independent auditor.

The Committee's purpose is to assist the Board of Directors in overseeing (1) the quality and integrity of the Corporation's financial statements, (2) the independent auditor's qualifications, performance, and independence, (3) the performance of the Corporation's internal audit function, (4) the compliance by the Corporation with legal and regulatory requirements, and (5) preparation of the report required by the rules and regulations of the SEC to be included in the Corporation's annual proxy statement.

In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and the Board of Directors, independent auditor, regulatory examiners, internal auditor, compliance officers, and management of the Corporation. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation, and to retain outside counsel or other experts for this purpose.


Meetings

The Committee shall meet as often as necessary, but not less than quarterly. The Committee shall meet periodically with management, the internal auditor, and the independent auditor in private sessions. The Audit Committee may ask any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Authority, Duties, and Responsibilities

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibilities. The key responsibilities of the Committee in carrying out its oversight function shall include the following:

     The Committee shall have the sole authority to appoint, evaluate, and, as necessary, replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation for and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting). The independent auditor shall report directly to the Committee.

     The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by the independent auditor, subject to the de minimis exception for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

     The Committee may, when appropriate, form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the Committee at its next scheduled meeting.

     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of (1) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review, or attest services for the Corporation, (2) compensation to any advisors employed by the Committee, and (3) ordinary administrative expenses of the Committee for carrying out its duties.

     The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee's own performance.

The Committee shall:

[Oversight of Financial Reporting and Disclosure Matters]

     1. Review and discuss with management the Corporation's financial reporting process, financial statements, and major disclosures, and the adequacy and effectiveness of the Corporation's system of internal controls and disclosure controls and procedures.

     2. Review and discuss with the independent auditor the Corporation's system of internal controls, including information technology security and control, and including any major issues as to the adequacy of the Corporation's internal controls (together with management's responses and any special steps adopted in light of material control deficiencies).

     3. Review and discuss with the independent auditor the adequacy of the Corporation's financial reporting process and receive from the independent auditor reports required by the SEC.

     4. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis and its critical accounting policies and practices, and report to the Board that they have been reviewed and can now be included in the Corporation's Form 10-K.

     5. Review and discuss with management and the independent auditor the Corporation's quarterly financial statements, including the results of the independent auditor's reviews of the quarterly financial statements, and disclosures made in management's discussion and analysis and its critical accounting policies and practices, prior to the filing of its Form 10-Q.

     6. Review and discuss with management and the independent auditor its analyses of significant financial reporting issues, and judgments made in connection with the preparation of the Corporation's financial statements, including the appropriateness of accounting principles followed by the Corporation, any significant changes in the Corporation's selection or application of accounting principles, and major issues regarding the Corporation's accounting principles and financial statement presentations.

     7.   Review and discuss on a quarterly basis:

          (a)   All critical accounting policies and practices to be used;

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

          (c) Any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     7. Discuss with management, the independent auditor, and the Director of Internal Audit the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

     9. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

    10. Review disclosures made to the Committee by the Corporation's CEO and CFO, during their certification process for the Form 10-K and Form 10-Q, about any significant deficiencies or material weaknesses in the design or operation of internal controls and any fraud involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

    11. Conduct on an on-going basis a review of all "related party transactions," as required to be disclosed pursuant to Item 404 of Regulation S-K, for potential conflict of interest situations; and approve all related party transactions as may be permitted by regulation. (Note: Committee members that approve a related party transaction must be disinterested with respect to the transaction being reviewed.)

[Oversight of the Corporation's Relationship with the Independent Auditor]

    12. Review and evaluate the lead partner of the independent auditor team.

    13. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years regarding one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, (d) all relationships between the independent auditor and the Corporation, and (e) any other relationships that may adversely affect the independence of the auditor.

    14. Actively engage in a dialog with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. Evaluate the qualifications, performance, and adequacy of the quality controls of the auditor, and consider the independence of the auditor, including whether the auditor's provision of permitted non-audit services is compatible with maintaining the auditor's independence. The Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

    15. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit, and the audit partner responsible for reviewing the audit, as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

    16. Recommend to the Board of Directors policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

    17. Meet with the independent auditor prior to the audit to discuss the planning, staffing, and scope of the audit. The audit scope shall include a requirement that the independent auditor inform the Committee of any significant changes in the audit plan.

[Oversight of the Corporation's Internal Audit Function]

    18. Review the coordination of internal and external audit procedures to promote effective use of resources and insure a complete but non-redundant audit.

    19.   Appoint and replace the Director of Internal Audit.

    20. Review the significant reports prepared by the internal audit department and management's responses.

    21. On a regular basis, meet separately with the Director of Internal Audit to discuss any matters that the Committee or internal audit believes should be discussed without management's attendance.

    22.   Review the effectiveness of the internal audit function.

    23. Discuss with management, the Director of Internal Audit, and the independent auditor, the internal audit department responsibilities, budget, and staffing, and any recommended changes in the planned scope of the internal audit.

    24. Inquire regarding the adequacy and effectiveness of the Corporation's system of internal controls and any recommendations for improvements.

[Compliance Oversight Responsibilities]

    25. Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

    26. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation's financial statements or accounting policies.

    27. Discuss with the Corporation's legal counsel matters that may have a material impact on the financial statements or the Corporation's compliance policies.

    28. Advise the Board of Directors with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations, and review the process for communicating the Corporation's Code of Conduct to corporate personnel and for monitoring compliance therewith.

    29. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

    30. Review details of all known or suspected defalcations involving any employee of the Corporation.

    31.   Review details of all robberies and mysterious disappearances.


Limitation of Committee's Role

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                  FORM OF PROXY
                                  FNB CORPORATION

                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Daniel D. Hamrick and Steven D. Irvin, jointly and severally, as proxies, with full power to act alone and with full power of substitution, to represent the undersigned and to vote all shares of the Corporation standing in the name of the undersigned as of March 15, 2004 at the Annual Meeting of Shareholders to be held at 2:00 p.m. on Tuesday, May 11, 2004 at Custom Catering, Inc., located at 902 Patrick Henry Drive, Blacksburg, Virginia, or any adjournments thereof, on each of the following matters.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of all director nominees and FOR ratification of the appointment of Brown Edwards & Company, L.L.P. as independent auditor. If any other matter shall be properly brought before the meeting, the shares represented by this proxy will be voted in the discretion of the proxy agents.

[X] Please mark your votes as in this example.

1. To elect two Class I directors to serve until the 2006 Annual Meeting of Shareholders, or until their successors are elected and qualified; four Class II directors to serve until the 2007 Annual Meeting of Shareholders, or until their successors are elected and qualified; and one Class III director to serve until the 2005 Annual Meeting of Shareholders, or until his successor is elected and qualified, as instructed below.


    [  ] FOR all nominees                  [  ] WITHHELD from all nominees.
(except as marked to the contrary
 below.)


Nominees:
   Class I                    Class II                   Class III
Hugh H. Bond              Kendall O. Clay           Raymond D. Smoot, Jr.
William P. Heath, Jr.     Harold K. Neal
                          Charles W. Steger
                          Jon T. Wyatt

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------

The Board of Directors unanimously recommends that you vote FOR all nominees listed above.

2. Proposal to ratify the appointment of Brown Edwards & Company, L.L.P. as independent auditor for the year ending December 31, 2004.

[    ] FOR                  [    ] AGAINST                  [    ] ABSTAIN

The Board of Directors unanimously recommends that you vote FOR Proposal 2.

3. The transaction of any other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors presently knows of no other business to be presented at the Annual Meeting.




Signature __________________________________   Dated: _______________, 2004

NOTE: Please sign your name(s) exactly as shown imprinted hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please sign, date and mail your proxy card back as soon as possible!